Exhibit 10.13

AMENDMENT TO AGREEMENT

This Amendment (“Amendment”) is dated June 21, 2023 and amends the ASSET PURCHASE AGREEMENT (the “Agreement”) dated as of June 11, 2023 by and among Full Glass Wine Co., LLC, a Delaware limited liability company (“Holdco”), Full Glass - Wine, LLC, a Delaware limited liability company (“Buyer”), Project Crush Acquisition Corp LLC, a Delaware limited liability company (“PCA”) and Project Crush DTC Sub LLC, a California limited liability company (“DTC”, and together with Parent and PCA, each a “Seller” and, collectively, “Sellers”) and AMASS Brands Inc., a Delaware corporation (“Parent”). Each of Buyer, DTC, PCA and Parent are sometimes referred to herein as a “Party” or collectively, the “Parties.”

1.	Capitalized terms used in this Amendment have the meaning given to them in the Agreement.

2.	Sellers and Parent have requested that Buyer provide $150,000 in anticipation of the Closing to be credited against Closing Cash required of Buyer if the Transaction closes. Buyer has agreed to wire $150,000 to PCA to an account designated by PCA.

3.	Subject to receipt of the $150,000 the Parties acknowledge that the funds are a credit to the Closing Cash if the Transaction closes and shall be subject to Section 11 of the Letter of Intent dated May 15, 2023 (“LOI”) among the Parties as an Extension Deposit (as defined in the LOI) if the Agreement is terminated as provided in the Agreement.

4.	The Parties affirm the Agreement and agree that it remains in full force and effect without change (except as provided in this Amendment), and is ratified and confirmed. The Parties further agree that Section 11 of the LOI remains in effect regarding the disposition of the Deposit.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused their respective authorized officers to duly execute this Asset Purchase Agreement as of the day and year first written above.

PROJECT CRUSH ACQUISITION CORP LLC

By: AMASS Brands Inc., its sole member

By:	/s/ Mark Thomas Lynn
Name:	Mark Thomas Lynn
Title:	CEO

PROJECT CRUSH DTC SUB LLC

By: AMASS Brands Inc., its sole member

By:	/s/ Mark Thomas Lynn
Name:	Mark Thomas Lynn
Title:	CEO

AMASS BRANDS INC.

By:	/s/ Mark Thomas Lynn
Name:	Mark Thomas Lynn
Title:	CEO

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FULL GLASS - WINC, LLC

By:	/s/ Louis Amoroso
Name:	Louis Amoroso
Title:	CEO

FULL GLASS WINE CO., LLC

By:	/s/ Louis Amoroso
Name:	Louis Amoroso
Title:	CEO

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